SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2005

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                     001-16533                   63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                         35209
(Address of Principal Executive Office)                        (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|X| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 1.01 Entry into a Material Definitive Agreement.

          At its meeting on May 18, 2004 the ProAssurances Board of Directors adopted the Director Deferred Stock Compensation Plan (the "Plan") as recommended by the Compensation Committee of the Board. The Plan allows non-employee members of the Board of Directors of the Company to defer the receipt of stock-based compensation until such time as they are no longer a member of the Board.


Item 9.01 Financial Statements and Exhibits

  Exhibit     Description
  -------     -----------
Exhibit 99.1: ProAssurance Corporation Director Deferred Stock Compensation Plan
              adopted on May 18, 2005.

Exhibit 99.2: Election Form for the ProAssurance Corporation Director Deferred
              Stock Compensation Plan adopted on May 18, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2005


                                                    PROASSURANCE CORPORATION

                                                    By: /s/ Edward L. Rand, Jr.
                                                        ------------------------
                                                        Edward L. Rand, Jr.
                                                        Chief Financial Officer